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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  May 24, 2005


                            Seawright Holdings, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   333-56848                    54-1965220
          --------                   ---------                    ----------
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
      Of Incorporation)             File Number)             Identification No.)


      600 Cameron Street
     Alexandria, Virginia                                           22134
     --------------------                                           ------
(Address of Principal Executive                                   (Zip Code)
           Offices)


       Registrant's telephone number, including area code: (703) 340-1269


                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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         ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On May 24, 2005 (the "Closing Date"), pursuant to a contract for purchase of unimproved property dated as of November 23, 2004 (the "Purchase Agreement"), between the Registrant and A.B.C. Farms, LLC (the "Seller"), the Registrant consummated the purchase from the Seller of certain land and all improvements thereon designated on the land records of Augusta County, Virginia as Tax Map 46-86, containing 33.522 acres on the south side of Route 275 on Lewis Creek, Beverly Manor District, Augusta County, Virginia (the "Property"). Although no assurances can be given, the Property is expected to be re-zoned to commercial use from general agriculture use according to the master zoning plan of the city of Staunton, Virginia. The Registrant may determine in the future to use a portion of the Property for developing a bottling facility.

         In consideration for the acquisition of the Property, the Registrant paid the Seller $725,000, of which $225,000 was paid in cash on the Closing Date. The Seller holds the Note (as defined below), which comprises the remainder of the consideration for the purchase of the Property. The terms of the Note are detailed in Item 2.03, which discussion is incorporated herein by reference.

         A copy of the Purchase Agreement was filed as Exhibit 10(i) to the Registrant's Form 10-QSB as filed with the Securities and Exchange Commission on May 23, 2005, and is incorporated herein by reference.

         ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         In connection with the transaction described in Item 2.01, the Registrant executed a note dated May 20, 2005 (the "Note"). Under the terms of the Note, the Registrant is obligated to pay the Seller the principal sum of $500,000 with interest at a rate of 8% per annum, payable as follows: interest only payable semiannually, with the first payment of interest being due on November 20, 2005, and on May 20, 2006, the entire principal balance and all accrued and unpaid interest due and payable. Under the terms of the Note, the Registrant is prohibited from making any improvements to the Property until the Note has been satisfied. The Registrant has waived demand, presentment, protest and notice of dishonor, and waived the benefit of the homestead exemption and all other exemptions as to the debt represented by the Note.

         The obligations of the Registrant under the Note to pay principal and interest may be accelerated to become immediately due and payable in full under the following circumstances:

o in the event the Registrant defaults on any payment or defaults in the performance of or compliance with any covenant, warranty or agreement in the deed of trust securing the Note;


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o        in the event the Registrant is declared a bankrupt, an insolvent, or makes an assignment for the benefit of creditors; or

o in the event the legal or equitable title conveyed by the deed of trust securing the Note is transferred to or becomes vested in anyone other than the Seller without the Seller's prior written consent.

         The payment of the principal and interest under the Note is secured by the Property.

         A copy of the Note is attached hereto as Exhibit 2.03.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

         2.01 Contract for Purchase of Unimproved Property dated as of November 23, 2004, by and between A.B.C. Farms, LLC and Seawright Holdings, Inc. (incorporated by reference from
                  Exhibit 10(i) of the Registrant's Form 10-QSB as filed with the SEC on May 23, 2005).

         2.03 Note dated May 20, 2005, by Seawright Holdings, Inc. to A.B.C. Farms, LLC.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SEAWRIGHT HOLDINGS, INC.



                                              By: /s/ Joel P. Sens
                                                  ------------------------------
                                                  Name:  Joel P. Sens
                                                  Title: Chief Executive Officer



Dated: June 2, 2005



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                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------


2.01 Contract for Purchase of Unimproved Property dated as of November 23, 2004, by and between A.B.C. Farms, LLC and Seawright Holdings, Inc. (incorporated by reference from Exhibit 10(i) of the Registrant's Form 10-QSB as filed with the SEC on May 23, 2005).

2.03     Note dated May 20, 2005, by Seawright Holdings, Inc. to A.B.C. Farms,
         LLC.